UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

Alpha Cognition Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-42403	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1452 Hughes Rd., Ste 200 Grapevine, Texas	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858-344-4375

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	ACOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2026, Alpha Cognition Inc. (the “Company”) entered into a settlement agreement and mutual release (the “Early Settlement Agreement”) with Galantos Pharma GmbH i.L. a company in liquidation and incorporated under the laws of the Federal Republic of Germany (“Galantos”), to extinguish certain future payment obligations arising under the Memogain Asset Purchase Agreement dated August 23, 2013 (the “Original Agreement”) by and between Galantos and Neurodyn Life Sciences Inc., as assumed by the Company pursuant to that certain Memogain Technology License Agreement by and between Neurodyn and Neurodyn Cognition Inc. dated as of October 18, 2013, as amended by that certain Second Amended Memogain Technology License Agreement by and among Neurodyn, Alpha Cognition Canada Inc. and Alpha dated as of March 1, 2023 (as amended, the “License Agreement”).

Pursuant to the Early Settlement Agreement, the Company agreed to make a one-time payment to the Galantos of EUR 5,214,220 in full satisfaction of remaining contingent obligations, including royalty and milestone-related payments under the Original Agreement. Further, in consideration of the one-time payment, Galantos has agreed to waive and release the Company and its related parties for any causes of actions arising from the Original Agreement. The settlement amount represents an approximate 40% discount to the estimated market value of the remaining obligations, based on management’s assessment of projected future payments and comparable market benchmarks.

The foregoing description of the Early Settlement Agreement is qualified in its entirety by reference to the full text of the Early Settlement Agreement, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement and Mutual Release with Galantos dated April 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA COGNITION INC.

	By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer
Dated: April 14, 2026

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